UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

BLUE OWL TECHNOLOGY FINANCE CORP.

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-55977	83-1273258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 419-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement

On October 30, 2024 (the “Amendment Date”), ORTF Funding I LLC (“ORTF Funding I”), a subsidiary of Blue Owl Technology Finance Corp. (the “Company”), entered into Amendment No. 2 (the “Amendment No. 2” and the facility as amended, the “Secured Credit Facility”), which amended (a) that certain Credit Agreement, dated as of November 16, 2021, as amended by Amendment No. 1 to the Credit Agreement, dated June 23, 2023, by and among ORTF Funding I, as borrower, the lenders from time to time parties thereto, Goldman Sachs Bank USA as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company as Collateral Administrator and Collateral Agent and Alter Domus (US) LLC as Collateral Custodian and (b) that certain Margining Agreement, dated as of November 16, 2021, between ORTF Funding I, as borrower, and Goldman Sachs Bank USA, as administrative agent and calculation agent. Among other changes, the Amendment (i) replaced Alter Domus (US) LLC with State Street Bank and Trust Company as Collateral Custodian under the Credit Agreement, (ii) increased the Commitments under the Secured Credit Facility from $300,000,000 to $400,000,000, (iii) extended the Reinvestment Period through November 16, 2027 and the Scheduled Maturity Date to November 16, 2029, (iv) reduced the Spread from 2.625% to 2.400% and removed the Term SOFR Adjustment, (v) amended the definitions of Material Amendment and Specified Change and the processes related thereto and (vi) amended the definition of Minimum Spread Payment. The Amendment also amended the definitions of Cash Payment Threshold and Value Adjustment Event under the Margining Agreement.

Borrowings of ORTF Funding I are considered our borrowings for purposes of complying with the asset coverage requirements under the 1940 Act.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Amendment No. 2 to the Credit Agreement, dated as of October 30, 2024, among ORTF Funding I LLC, as Borrower, the Lenders referred to therein, Goldman Sachs Bank USA, as Sole Lead Arranger, Syndication Agent and Administrative Agent, State Street Bank and Trust Company, as Collateral Administrator and Collateral Agent, and Alter Domus (US) LLC, as Collateral Custodian.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE OWL TECHNOLOGY FINANCE CORP.

Dated: November 1, 2024	By:	/s/ Jonathan Lamm
	Name:	Jonathan Lamm
	Title:	Chief Financial Officer and Chief Operating Officer